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                                 EXHIBIT 23.8




















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                                                                   EXHIBIT 23.8




                        INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Amendment No. 1 to Registration Statement No. 333-10267 on Form S-3 of Paxson Communications Corporation of our report dated August 8, 1996 relating to the special-purpose financial statements of WIOD-AM appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP

Miami, Florida
September 13, 1996